UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2018

Tableau Software, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35925	47-0945740
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
1621 North 34th Street Seattle, Washington		98103
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (206) 633-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition
On May 2, 2018, Tableau Software, Inc. ("the Company") issued a press release announcing its financial results for the quarter ended March 31, 2018. A copy of the press release, entitled "Tableau Reports First Quarter 2018 Financial Results" is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.
The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
Section 5 - Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On April 30, 2018, the Company announced the appointment of Mark Nelson as the Company's Executive Vice President of Product Development, effective May 21, 2018. Simultaneous with the effectiveness of this appointment, Andrew Beers, who has served as the Company's Chief Development Officer since September 2016, will become the Company's new Chief Technology Officer.
Section 8 - Other Events
Item 8.01 Other Events
On April 26, 2018, the Board of Directors of the Company authorized the Company to repurchase up to an additional $300 million of its Class A common stock under its previously announced stock repurchase program. The program allows the Company to repurchase its shares opportunistically from time to time when it believes that doing so would enhance long-term stockholder value. The repurchase authorization does not have a fixed expiration and may be modified, suspended or discontinued at any time. Purchases may be effected through one or more open market transactions, privately negotiated transactions, transactions structured through investment banking institutions or a combination of the foregoing. Including the additional $300 million, the Company is authorized to repurchase up to a remaining $370.0 million of the Company's Class A common stock under the existing stock repurchase program. As of March 31, 2018, the Company had repurchased and retired 2,077,105 shares of its Class A common stock, under the existing stock repurchase program, for a total purchase price of $130.0 million.
Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

99.1	Press Release entitled "Tableau Reports First Quarter 2018 Financial Results" dated May 2, 2018.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 2, 2018

Tableau Software, Inc.

/s/ Keenan M. Conder
Keenan M. Conder
Executive Vice President, General Counsel and Corporate Secretary